Exhibit 10.17

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

WJE-PA-05130-LA-2101479R2

Allegiant Air, LLC
1201 N. Town Center Drive
Las Vegas, NV 89144

Subject:    [***]

Reference:    Purchase Agreement No. PA-05130 (Purchase Agreement) between The Boeing Company (Boeing) and Allegiant Air, LLC (Customer) relating to Models 737-8-200 and 737-7 aircraft (each or collectively Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
This Letter Agreement sets forth the rights and obligations between Boeing and Customer if Customer [***]. The terms of this Letter Agreement will prevail if there is any conflict between this Letter Agreement and any provision of the Purchase Agreement.

1.[***].
1.1Boeing will consent to any reasonable request by Customer [***] under the Purchase Agreement [***]; provided that Customer [***] accept Boeing’s terms and conditions [***]. Such terms and conditions include, but are not limited to, the following: (i) [***]; (ii) [***]; (iii) Customer will [***] to Boeing under the Purchase Agreement to perform all duties and obligations of Customer; (iv) Boeing will not be subject to any additional liability [***] not otherwise be subject to under the Purchase Agreement; and, (v) [***] the continued rights of Boeing under the Purchase Agreement, [***].
1.2[***].

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1.2.1[***]:
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1.3Notwithstanding any other provisions of the Purchase Agreement, [***].
1.3.1[***].

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1.3.2Subject to Customer facilitating execution of a proprietary information agreement between the applicable [***]party and Boeing, [***]:
1.3.3[***].
1.3.4[***].
1.3.5[***].
2.Manufacturer’s Option.
[***] Customer’s rights under the Purchase Agreement with respect to any Aircraft [***] Boeing will have the right to assume those rights under the Purchase Agreement with respect to such Aircraft pursuant to the [***].
3.[***].
3.1[***].
3.2    [***].
4.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing. Nothing in this statement is intended to support recovery from Customer of any benefits supplied hereunder for delivered Aircraft.
5.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) Customer and Customer affiliates’ employees, officers and directors and (ii) Customer and Customer affiliates’ legal counsel, professional advisors and auditors subject to a duty of confidence or a non-disclosure undertaking, in each case with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing unless disclosure is required by applicable law or court order, in which case, Customer shall (i) notify Boeing in writing of such disclosure requirement or request prior to making such disclosure, and will take steps to protect the information contained herein, and (ii) use reasonable efforts to obtain redaction and confidential treatment for the disclosed information or parts thereof. In addition, with respect to disclosure of the contents hereof to third parties who may be or are involved with financing (in any form, including sale and lease-back) of Aircraft (and/or advance payments) under the Purchase Agreement, Customer shall be entitled to disclose such
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information to such third party financiers, after consultation with Boeing, as the parties shall mutually agree (each acting reasonably and within industry and financing norms).

ACCEPTED AND AGREED TO this

Date:	September 29, 2023

ALLEGIANT AIR, LLC			THE BOEING COMPANY
By:	/s/: Robert Neal	By:	/s/: Alan Luan

Name:	Robert Neal	Name:	Alan Luan

Title:	CFO	Title:	Attorney-In-Fact

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